NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Julianna Paterra, CFA
Mayfield Village, Ohio 44143	(719) 432-2509
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS AUGUST RESULTS

MAYFIELD VILLAGE, OHIO -- September 18, 2026 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month ended August 31, 2026:

	August
(millions, except per share amounts and ratios; unaudited)	2026	2025	Change
Net premiums written	$7,605	$7,199	6%
Net premiums earned	$7,354	$7,036	5%
Net income	$951	$1,220	(22)%
Per share available to common shareholders	$1.63	$2.07	(21)%
Total pretax net realized gains (losses) on securities	$108	$78	38%
Combined ratio	89.3	83.1	6.2	pts.
Average diluted equivalent common shares	582.1	588.1	(1)%

	August 31,
(thousands; unaudited)	2026	2025	% Change
Policies in Force
Personal Lines
Agency – auto	11,343	10,575	7
Direct – auto	16,879	15,524	9
Special lines	7,378	6,955	6
Property	3,647	3,639	0
Total Personal Lines	39,247	36,693	7
Commercial Lines	1,245	1,197	4
Total	40,492	37,890	7

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended August 31, 2026
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$7,605

Revenues:
Net premiums earned	$7,354
Investment income	346
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(11)
Net holding period gains (losses) on securities	119
Total net realized gains (losses) on securities	108
Fees and other revenues	102
Service revenues	50
Total revenues	7,960

Expenses:
Losses and loss adjustment expenses	5,065
Policy acquisition costs	541
Other underwriting expenses	1,061
Investment expenses	3
Service expenses	52
Interest expense	29
Total expenses	6,751

Income before income taxes	1,209
Provision for income taxes	258
Net income	951

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	(74)
Total comprehensive income (loss)	$877

1 For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2025 audited consolidated financial statements included in our 2025 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended August 31,
(millions)
(unaudited)

	Year-to-Date
	2026	2025
Net premiums written	$59,764	$56,538

Revenues:
Net premiums earned	$57,250	$53,741
Investment income	2,579	2,298
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	106	30
Net holding period gains (losses) on securities	439	302
Total net realized gains (losses) on securities	545	332
Fees and other revenues	808	796
Service revenues	373	337
Total revenues	61,555	57,504

Expenses:
Losses and loss adjustment expenses	38,344	35,362
Policy acquisition costs	4,184	4,013
Other underwriting expenses	8,187	7,418
Investment expenses	25	23
Service expenses	388	353
Interest expense	216	186
Total expenses	51,344	47,355

Income before income taxes	10,211	10,149
Provision for income taxes	2,170	2,097
Net income	8,041	8,052

Other comprehensive income (loss):
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(1,538)	1,643
Net unrealized losses on forecasted transactions	0	1
Other comprehensive income (loss)	(1,538)	1,644
Total comprehensive income (loss)	$6,503	$9,696

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended August 31,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	August	Year-to-Date
	2026	2026	2025

Net income	$951	$8,041	$8,052
Per common share:
Basic	$1.64	$13.78	$13.74
Diluted	$1.63	$13.75	$13.69

Comprehensive income (loss)	$877	$6,503	$9,696
Per common share:
Diluted	$1.51	$11.12	$16.49

Average common shares outstanding - Basic	580.8	583.5	586.2
Net effect of dilutive stock-based compensation	1.3	1.5	1.9
Total average equivalent common shares - Diluted	582.1	585.0	588.1

The following table sets forth the investment results for the period:
	August	Year-to-Date
	2026	2026	2025
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.2%	0.7%	5.5%
Common stocks	2.8%	13.5%	9.9%
Total portfolio	0.4%	1.3%	5.6%

Pretax annualized investment income book yield	4.3%	4.2%	4.2%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended August 31, 2026
($ in millions)
(unaudited)

Current Month
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$2,675	$3,744	$304	$6,723	$880	$7,605
% Growth in NPW	3%	6%	6%	5%	13%	6%
Net Premiums Earned	$2,594	$3,562	$268	$6,424	$930	$7,354
% Growth in NPE	3%	8%	(1)%	5%	(1)%	5%

GAAP Ratios
Loss/LAE ratio	67.3	69.6	46.8	67.8	75.7	68.8
Expense ratio	18.6	20.9	28.5	20.2	21.8	20.5
Combined ratio	85.9	90.5	75.3	88.0	97.5	89.3
Net catastrophe loss ratio[1]	1.8		7.8	2.1	0.5	1.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$44
Current accident year						35
Calendar year actuarial adjustment	$46	$48	$4	$98	$(19)	$79

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$44
All other development						87
Total development						$131

Calendar year loss/LAE ratio						68.8
Accident year loss/LAE ratio						70.6

1 Represents catastrophe losses incurred during the period, including development on prior events and the impact of reinsurance, if any, as a percent of net premiums earned. During the month, we incurred catastrophe losses related to severe weather throughout the United States.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended August 31, 2026
($ in millions)
(unaudited)

Year-to-Date
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$20,793	$28,688	$2,140	$51,621	$8,134	$59,764
% Growth in NPW	3%	8%	0%	6%	5%	6%
Net Premiums Earned	$20,311	$27,731	$2,081	$50,123	$7,122	$57,250
% Growth in NPE	5%	11%	0%	8%	(3)%	7%

GAAP Ratios
Loss/LAE ratio	66.3	68.6	48.6	66.9	66.9	66.9
Expense ratio	18.3	20.6	29.4	20.0	21.9	20.3
Combined ratio	84.6	89.2	78.0	86.9	88.8	87.2
Net catastrophe loss ratio[1]	2.2		12.1	2.6	0.4	2.3

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$416
Current accident year						213
Calendar year actuarial adjustment	$217	$269	$48	$534	$95	$629

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$416
All other development						977
Total development						$1,393

Calendar year loss/LAE ratio						66.9
Accident year loss/LAE ratio						69.3

1 Represents catastrophe losses incurred during the year, including development on prior events and the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

August 31, 2026
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $94,650)	$92,848
Short-term investments (amortized cost: $1,915)	1,915
Total available-for-sale securities	94,763
Equity securities:
Nonredeemable preferred stocks (cost: $292)	276
Common equities (cost: $871)	4,633
Total equity securities	4,909
Total investments[2]	99,672
Net premiums receivable	17,470
Reinsurance recoverables (including $3,610 on unpaid loss and LAE reserves)	3,852
Deferred acquisition costs	2,277
Other assets	4,556
Total assets	$127,827

Unearned premiums	$27,743
Loss and loss adjustment expense reserves	46,250
Other liabilities[2]	10,089
Debt	8,388
Total liabilities	92,470
Shareholders’ equity	35,357
Total liabilities and shareholders’ equity	$127,827

Common shares outstanding	580.4
Common shares repurchased in the current month	630,912
Average cost per common share	$210.93
Book value per common share	$60.92
Trailing 12-month return on average common shareholders’ equity
Net income	33.4%
Comprehensive income	28.5%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(1,799)
Increase (decrease) from the previous month	$(95)
Increase (decrease) from December 2025	$(1,947)
Debt-to-total capital ratio	19.2%
Fixed-income portfolio duration	3.5
Weighted average credit quality	AA- .
1 As of August 31, 2026, we held certain hybrid securities and recognized a change in fair value of $3 million as a realized loss during the period we held these securities.
2 Includes $470 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
•The company has no additional commentary regarding August’s results.
Events
We plan to release September results on Wednesday, October 14, 2026, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is a leading seller of personal auto, commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers in the United States.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary, distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to sustainability and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business, our financial condition, and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2025.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.